                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      OCTOBER 23, 2000 (OCTOBER 20, 2000)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                    1-13726                   73-1395733
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File No.)              Identification No.)


6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA              73118
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      (Address of principal executive offices)                  (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On October 20, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing third quarter earnings release and conference call.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on October 20, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       BY:       /s/ AUBREY K. MCCLENDON
                                          --------------------------------------
                                                    AUBREY K. MCCLENDON
                                                 Chairman of the Board and
                                                  Chief Executive Officer

Dated:  October 23, 2000

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
99           Press Release issued by the Registrant on October 20, 2000.